UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 27, 2026

DELTA AIR LINES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-05424	58-0218548
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 20706, Atlanta, Georgia 30320-6001

(Address of principal executive offices)

Registrant’s telephone number, including area code: (404) 715-2600

Registrant’s Web site address: www.delta.com

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	DAL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Delta Air Lines, Inc. (“Delta”) today announced certain leadership changes, as further detailed in Delta’s News Hub story, a copy of which is attached to this report as Exhibit 99.1.

(b), (c) As part of these leadership changes, Delta announced that John E. Laughter, Delta’s Executive Vice President - Chief of Operations and President - Delta TechOps, will retire effective April 30, 2026. He has been designated as Delta’s principal operating officer.

Effective April 1, 2026, Peter W. Carter is being appointed as Delta’s President, Daniel C. Janki is being appointed as Delta’s Executive Vice President - Chief Operating Officer and Erik S. Snell is being appointed as Delta’s Executive Vice President - Chief Financial Officer.

Mr. Carter, age 62, has served as Delta’s Executive Vice President - Chief External Affairs Officer since October 2022. He previously served as Delta’s Executive Vice President - Chief Legal Officer from July 2015 to October 2022.

Mr. Janki, age 57, has served as Delta’s Executive Vice President - Chief Financial Officer since joining Delta in July 2021. Prior to joining Delta, he held roles of increasing responsibility at General Electric Company (GE), which he joined in 1992, most recently serving as Senior Vice President of GE and Chief Executive Officer of GE Power Portfolio from October 2020 to June 2021.

Mr. Snell, age 49, has served as Delta’s Executive Vice President - Chief Customer Experience Officer since January 2025. Prior to his current role, he served as Delta’s Senior Vice President - Airport Customer Service, Cargo Operations, Ground Support Equipment and Global Clean (June 2022 - December 2024); Senior Vice President - Operations & Customer Center, Operations Analytics, and Delta Connection (October 2020 - June 2022); Senior Vice President - Corporate Planning (March 2020 - October 2020) and Senior Vice President - Operations & Customer Center (September 2018 - March 2020). He joined Delta in 2005 in the Finance department.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 99.1	Delta News Hub Story titled “Delta Announces Leadership Changes as John Laughter Concludes Distinguished 30-Year Career”

Exhibit 104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELTA AIR LINES, INC.

By:	/s/ Peter W. Carter
Peter W. Carter
Executive Vice President – Chief External Affairs Officer

Date: March 5, 2026

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